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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934

                            ALIGN TECHNOLOGY, INC.
            (Exact name of registrant as specified in its charter)

            Delaware                               94-3267295
  (State or other jurisdiction of               (I.R.S. Employer
  incorporation or organization)              Identification Number)


                              851 Martin Avenue
                             Santa Clara, CA 95050

                   (Address of Principal Executive Offices)

  If this form relates to the             If this form relates to the
  registration of a class of              registration of a class of
  securities pursuant to Section          securities pursuant to Section
  12(b) of the Exchange Act and           12(g) of the Exchange Act
  is effective pursuant to                and is effective pursuant to
  General Instruction A.(c),              General Instruction A.(d),
  please check the following              please check the following
  box.  [ ]                               box.  [X]


   Securities Act registration statement file number to which this form relates: 333-49932
                                (If applicable)

   Securities to be registered pursuant to Section 12(b) of the Act:

    TITLE OF EACH CLASS              NAME OF EACH EXCHANGE ON WHICH
    TO BE SO REGISTERED              EACH CLASS IS TO BE REGISTERED
    -------------------              ------------------------------

    Not Applicable                   Not Applicable


       Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, par value $0.0001
                     ------------------------------------
                               (Title of Class)
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ITEM 1.   Description of Registrant's Securities to be Registered.

          Incorporated herein by reference to the Description of Capital Stock section of the Registrant's Registration Statement on Form S-1 (File No. 333-49932) (the "Registration Statement") initially filed with the Securities and Exchange Commission on November 14, 2000.

ITEM 2.   Exhibits.

EXHIBIT
NUMBER           DESCRIPTION
--------         -----------

1*               Amended and Restated Certificate of Incorporation of Align.

2*               Amended and Restated Bylaws of Align.

3*               Form of Specimen Common Stock Certificate.

4* Amended and Restated Investors Rights Agreement, among Align and certain of its stockholders, dated September 16, 2000.

5*               Warrant Agreement, dated April 12, 1999, by and between
                 Comdisco and Align.

6*               Warrant Agreement, dated January 7, 2000, by and between
                 Comdisco and Align.
---------

* Previously filed with the Securities and Exchange Commission as an exhibit to the Registrant's Registration Statement on Form S-1, and the Amendments thereto, such exhibits being incorporated herein by reference.

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                                   SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                         ALIGN TECHNOLOGY, INC.

Date:   January 25, 2001                 /s/ Zia Chishti
                                         ---------------------------------------
                                         Zia Chishti, Chairman and
                                         Chief Executive Officer

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